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                          ALLMERICA INVESTMENT TRUST
            (SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL
                        INFORMATION DATED MAY 1, 1998)


Effective April 1, 1999, Investors Bank & Trust Company, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, will replace Bankers Trust Company and First Data Investor Services Group, Inc., respectively, as the Trust's custodian and fund accountant/administrative service provider.

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The following information is added to the Prospectus before the Appendix:

                                   Year 2000

Some computer software cannot distinguish between dates in the year 2000 and dates in the year 1900 because of the way that dates are encoded and calculated. The services provided to the Trust by the Manager, Sub-Advisers, the Custodian and other external service providers depend on the proper functioning of their computer software. Failure to correct or replace any non-compliant software could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Trust's securities and of the Trust's shares, and account services. The Trust has requested information from its service providers with respect to their plans to be Year 2000 compliant. The Trust has been advised by its service providers that they either are Year 2000 compliant now or expect to be compliant prior to December 31, 1999. However, there can be no guarantee that the Trust's operations will not be adversely affected by non-compliant systems of its service providers or of other third parties which interact with such service providers. The Year 2000 problem could also have an adverse effect on issuers whose securities are owned by the Funds, potentially decreasing the value of such securities.

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The conversion of certain European currencies to the "euro" may present additional risks to those Funds exposed to such currencies.





Dated:  February 26, 1999